Exhibit 10.3

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 16th of December, 2021, by and among North Atlantic Acquisition Corporation, a Cayman Islands exempted company (“NAAC”), NAAC Holdco, Inc., a Delaware corporation (the “Issuer” and together with NAAC, the “Issuer Parties”) and the undersigned (“Subscriber”).

WHEREAS, substantially concurrently with the execution and delivery of this Subscription Agreement, NAAC is entering into that certain Business Combination Agreement, dated as of the date of this Subscription Agreement (as may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among NAAC, the Issuer, North Atlantic Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Issuer (“Merger Sub”), Torino Holdings, Inc., a Delaware corporation (together with its direct and indirect subsidiaries, “Target”) and BICS SA, the shareholder of Target (the “Target Shareholder”), pursuant to which, among other things, (i) NAAC will reincorporate in the State of Delaware by merging with and into Merger Sub (the “Domestication Merger”), with Merger Sub surviving the Domestication Merger, and (ii) immediately following the closing of the Domestication Merger, the Target Shareholder will sell to the Issuer, and the Issuer will purchase from the Target Shareholder, one hundred percent (100%) of the equity shares of Target in exchange for (a) cash consideration and (b) equity shares of the Issuer issued to the Target Shareholder (the “Share Exchange”, and together with the Domestication Merger, the “Transactions”);

WHEREAS, in connection with the Transaction, the Issuer is seeking commitments from interested investors to purchase, following the Domestication Merger and prior to the closing of the Share Exchange, the Issuer’s common stock, par value $0.0001 per share (the “Common Shares”); and

WHEREAS, in connection with the Transaction, on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Issuer the number of Common Shares, set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $9.19 per share (the “Share Purchase Price,” and the aggregate purchase price set forth on the signature page hereto for the Acquired Shares, the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer at or prior to the Closing Date (as defined herein);

WHEREAS, in connection with the Transactions, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or “accredited investors” (as such term is defined in Rule 501 under the Securities Act, and each such “qualified institutional buyer” or “accredited investor,” an “Other Subscriber”), have entered into separate subscription agreements with NAAC and the Issuer (the “Other Subscription Agreements”) substantially similar to this Subscription Agreement, pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and NAAC and the Issuer have agreed that the Issuer shall issue and sell to such Other Subscribers, on the Closing Date, Common Shares at the Share Purchase Price (the “Other Acquired Shares”).

WHEREAS, the aggregate number of Common Shares to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements as of the date hereof equals 11,698,750 Common Shares at the Share Purchase Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase from the Issuer, and NAAC and the Issuer hereby agree that the Issuer shall issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”). Subscriber acknowledges and agrees that, as a result of the Domestication Merger, the Acquired Shares issued pursuant hereto shall be Common Shares of the Issuer (and not, for the avoidance of doubt, ordinary shares of NAAC).

2.            Closing.

2.1            Subject to the satisfaction or waiver of the conditions set forth in Section 2 (other than those conditions that by their nature are to be satisfied at the closing of the Subscription contemplated hereby (the “Closing”), but without affecting the requirement that such conditions be satisfied or waived at the Closing), the Closing shall occur following the Domestication Merger and at a time immediately prior to or substantially concurrently with, the consummation of the Share Exchange (such date, the “Closing Date”) in the sequence contemplated in the recitals to this Subscription Agreement and is contingent upon the subsequent occurrence of the consummation of the Transactions. Not less than five business days (as defined herein) prior to the anticipated Closing Date, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Issuer. For the purposes of this Subscription Agreement, “business day” means any other day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized to be closed in the State of New York or Brussels, Belgium.

2.2            Subject to the satisfaction or waiver of the conditions set forth in Section 2.3 and Section 2.4 (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing):

2.2.1            Subscriber shall deliver to the Issuer, no later than one business day before the Closing Date (as specified in the Closing Notice) or such other date as otherwise agreed to by the Issuer and Subscriber (such date, the “Purchase Price Payment Date”) the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice (which account shall be for the benefit of Subscriber until the Closing Date), and any information that is reasonably requested in the Closing Notice that is required in order to enable the Issuer to issue the Acquired Shares, including, without limitation, the legal name of the person (or nominee) in whose name such Acquired Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable, provided, however, in the case of a Subscriber that is an “investment company” registered under the Investment Company Act of 1940, as amended, payment may be made to an account specified by the Issuer and subject to such procedures otherwise mutually agreed by Subscriber and the Issuer (“Alternative Settlement Procedures”).

2.2.2            On the Closing Date, the Issuer shall deliver to Subscriber (i) the Acquired Shares against and upon payment by Subscriber in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable and (ii) evidence from the Issuer’s transfer agent of the issuance of the Acquired Shares were issued to Subscriber in book-entry form on and as of the Closing Date; provided, however, that the Issuer’s obligation to issue the Acquired Shares to Subscriber is contingent upon the Issuer having received the Purchase Price in full in accordance with this Section 2.

2.2.3            Each book entry for the Acquired Shares shall contain a legend in substantially the following form:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

2.3            The Issuer’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by the Issuer, of each of the following conditions:

2.3.1            all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date) and the consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the Closing Date;

2.3.2            Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; provided, that, this condition shall be deemed satisfied unless written notice of such noncompliance is provided by the Issuer to Subscriber and Subscriber fails to cure such noncompliance in all material respects within five business days of receipt of such notice;

2.3.3            no governmental authority shall have issued, enforced or entered any judgment or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription;

2.3.4            all conditions precedent to the Issuer’s obligation to effect the Transactions set forth in the Business Combination Agreement shall have been satisfied or waived (other than those conditions that (i) may only be satisfied at the closing of the Transactions, but subject to the satisfaction or waiver of such conditions as of the closing of the Transactions or (ii) will be satisfied by the Closing and the closing of the transactions contemplated by the Other Subscription Agreements);

2.3.5            the Domestication Merger shall have been completed and effective in all respects.

2.4            Subscriber’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or to the extent permitted by applicable law, the written waiver by Subscriber, of each of the following conditions:

2.4.1            no suspension of the listing or qualification for offering or sale or trading on the Nasdaq Capital Market (“Nasdaq”), of the Common Shares, and to NAAC’s knowledge, no initiation nor threatening of any proceedings for any of such purposes, shall have occurred and be continuing, and the Acquired Shares shall have been approved for listing, subject to official notice of issuance, on Nasdaq;

2.4.2            all representations and warranties of the Issuer Parties contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date), and consummation of the Closing shall constitute a reaffirmation by each of the Issuer Parties of each of their respective representations and warranties contained in this Subscription Agreement as of the Closing Date;

2.4.3            the Issuer Parties shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay or materially impair the ability of the Issuer Parties to consummate the Closing;

2.4.4            no governmental authority shall have issued, enforced or entered any judgment or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription;

2.4.5            without limiting Section 2.4.6, all conditions precedent to the closing of the Transactions as set forth in the Business Combination Agreement shall have been satisfied or waived (as determined by the parties to the Business Combination Agreement and other than those conditions that (i) may only be satisfied at the closing of the Transactions, but subject to the satisfaction or waiver of such conditions as of the closing of the Transactions or (ii) will be satisfied by the Closing and the closing of the transactions contemplated by the Other Subscription Agreements); and

2.4.6            except to the extent consented to in writing by Subscriber, (x) the Business Combination Agreement (as the same exists on the date hereof as provided to the Investor) shall not have been amended, modified, supplemented or waived in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber (in its capacity as such) would reasonably expect to receive under this Subscription Agreement, (y) without limiting the foregoing, Section 8.3.5 of the Business Combination Agreement (as the same exists on the date hereof as provided to the Investor) shall not have been amended, modified, supplemented or waived in any respect and (z) there shall have been no amendment, modification, supplement or waiver to any Other Subscription Agreement that economically benefits such Other Subscriber thereunder unless Subscriber has been offered the same benefits.

2.5            Prior to or at the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

2.6            In the event that the closing of the Transactions does not occur within three business days of the Closing Date specified in the Closing Notice, unless otherwise agreed by the Issuer and Subscriber, the Issuer shall promptly (but not later than two business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries representing the Acquired Shares shall be deemed cancelled. Notwithstanding such cancellation, failure to close on the Closing Date specified in the Closing Notice shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived, unless and until this Subscription Agreement is terminated in accordance with Section 6 herein, Subscriber shall remain obligated (i) to redeliver funds to the Issuer following the Issuer’s delivery to Subscriber of a new Closing Notice with a new Closing Date in accordance with the terms and conditions of this Section 2 and (ii) upon satisfaction or waiver of the conditions set forth in this Section 2 to consummate the Closing immediately prior to or substantially concurrently with the consummation of the Transactions. For the avoidance of doubt, if any termination hereof occurs after the delivery by Subscriber of the Purchase Price for the Acquired Shares, the Issuer shall promptly (and no later than two business days after such termination) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber without any deduction for or on account of any tax, withholding, charges or set-off.

3.            Issuer Parties Representations, Warranties and Covenants. NAAC and the Issuer represent and warrant as of the date hereof and covenant on the Closing Date, that:

3.1            As of the date hereof, NAAC is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. As of the Closing Date, following the Domestication Merger, the Issuer will be duly incorporated, validly existing as a corporation and in good standing under the laws of the State of Delaware. The Issuer has, and will have following the Domestication Merger, the requisite power and authority to own, lease and operate its properties and conduct its business as presently conducted and as shall be conducted following the Domestication Merger and to enter into, deliver and perform its obligations under this Subscription Agreement.

3.2            As of the Closing Date, the Acquired Shares will have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation and bylaws (as in effect at such time of issuance) or under the laws of the State of Delaware.

3.3            This Subscription Agreement, the Other Subscription Agreements and the Business Combination Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer Parties and, assuming that the Transaction Documents have been duly authorized, executed and delivered by the other parties thereto, constitute the valid and legally binding obligation of the Issuer Parties, enforceable against the Issuer Parties in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

3.4            Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery by the Issuer Parties of the Transaction Documents, and the performance by the Issuer Parties of their obligations under the Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein and therein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer Parties pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which either Issuer Party is a party or by which either Issuer Party is bound or to which any of the property or assets of the Issuer Parties is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer Parties (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of the Issuer Parties to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Issuer Parties; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer Parties or any of their properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Issuer Parties to comply in all material respects with the terms of this Subscription Agreement.

3.5            There are no securities or instruments issued by or to which the Issuer Parties are a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the Common Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

3.6            The Issuer Parties are not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer Parties, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer Parties are now a party or by which the Issuer Parties’ properties or assets are bound, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer Parties or any of their properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.7            Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization, or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than: (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below); (ii) the filings required by applicable state or federal securities laws; (iii) the filings required in accordance with Section 8.13, (iv) those required by Nasdaq, including with respect to obtaining shareholder approval; (v) any filing, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect of the Issuer’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Acquired Shares; and (vi) as set forth in the Business Combination Agreement.

3.8            As of the date hereof, the authorized share capital of NAAC consists of (i) 1,000,000 preference shares, par value $0.0001 per share (the “NAAC Preference Shares”), (ii) 200,000,000 Class A ordinary shares, par value $0.0001 per share (the “NAAC Class A Shares”) and (iii) 20,000,000 Class B ordinary shares, par value $0.0001 per share (the “NAAC Class B Shares”). As of the date hereof and as of immediately prior to the Domestication Merger: (A) no NAAC Preference Shares are or will be issued and outstanding, (B) 37,950,000 NAAC Class A Shares are and will be issued and outstanding, (C) 9,487,500 NAAC Class B Shares are and will be issued and outstanding, and (D) 19,776,667 warrants (the “NAAC Warrants”), each evidencing the right to purchase one NAAC Class A Share at an exercise price of $11.50 per NAAC Class A Share, are and will be outstanding. All (i) issued and outstanding NAAC Class A Shares and NAAC Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from NAAC any NAAC Class A Shares, NAAC Class B Shares, or other equity interests in NAAC, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, NAAC has no direct subsidiaries (other than the Issuer) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which NAAC is a party or by which it is bound relating to the voting of any securities of NAAC, other than (A) as set forth in the SEC Documents (as defined below) and (B) as contemplated by the Business Combination Agreement.

3.9            As of immediately prior to the Domestication Merger, the authorized share capital of the Issuer will consist of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) and (ii) 500,000,000 Common Shares. As of immediately prior to the Domestication Merger: (A) no shares of Preferred Stock will be issued and outstanding, (B)  Common Shares will be issued and outstanding, and (C) 0 warrants, each evidencing the right to purchase one Common Share at an exercise price of $11.50 per Common Share, will be outstanding. All (i) issued and outstanding Common Shares will have been duly authorized and validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and (ii) outstanding warrants will have been duly authorized and validly issued, fully paid and will not be subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Business Combination Agreement, there will be no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Common Shares or other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of immediately prior to the Domestication Merger, the Issuer will have no direct subsidiaries (other than Merger Sub) and will not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There will be no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (A) as set forth in the SEC Documents (as defined below) and (B) as contemplated by the Business Combination Agreement.

3.10            The Issuer Parties are in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Issuer Parties have not received any written communication from a governmental entity that alleges that the Issuer Parties are not in compliance with or are in default or violation of any applicable law, except where such non- compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.11            The issued and outstanding NAAC Class A Shares are (and following the Closing, the Common Shares will be) registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on Nasdaq. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer Parties, threatened against the Issuer Parties by Nasdaq or the Commission with respect to any intention by such entity to deregister the NAAC Class A Shares or prohibit or terminate the listing of the NAAC Class A Shares or Common Shares on Nasdaq. Except in the connection with the Transactions, the Issuer Parties have taken no action that is designed to terminate the registration of the NAAC Class A Shares under the Exchange Act or the listing of the NAAC Class A Shares on Nasdaq.

3.12            Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement, and the Acquired Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

3.13            Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

3.14            The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since its initial registration of the NAAC Class A Shares (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act and Securities Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other SEC Documents; provided, that, with respect to the Transactions or any other information relating to the Transactions or to Target or any of its affiliates that is included the proxy statement/prospectus to be filed by the Issuer in connection with the Transactions, any SEC Document or exhibit thereto filed by the Issuer, the representation and warranty in this sentence is made to the Issuer’s knowledge. NAAC has timely filed each SEC Document that the Issuer was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the staff of the Commission with respect to any of the SEC Documents.

3.15            Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding pending, or, to the knowledge of the Issuer Parties, threatened against the Issuer Parties or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer Parties.

3.16            Other than (i) the Other Subscription Agreements, (ii) any other agreement expressly contemplated by the Business Combination Agreement, (iii) any other subscription agreement entered into after the date hereof on terms substantially consistent with the terms hereof and (iv) any agreement described in the SEC Documents as of the date hereof, none of Issuer Parties has entered into any side letter or similar agreement with any investor in connection with such investor’s direct or indirect investment in any of the Issuer Parties. No Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Investor than Investor hereunder, other than representations, warranties and terms particular to the regulatory requirements of such investor or its affiliates or related funds, and such Other Subscription Agreements have not been amended (including via a side letter or other agreement) in any material respect following the date of this Subscription Agreement.

3.17            For the avoidance of doubt, neither J.P. Morgan Securities LLC nor Morgan Stanley & Co. LLC are acting as placement agents for the offer and sale of the Acquired Shares and neither is making any recommendation to Subscriber in respect of the Acquired Shares. Furthermore, Subscriber is deemed not to be “retail investors” or “retail customers” of J.P. Morgan Securities LLC or Morgan Stanley & Co. LLC, for purposes of either SEC Form CRS or Regulation Best Interest under the Securities Exchange Act of 1934.

3.18            The Issuer is not, and immediately after receipt of payment for the Acquired Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.19            None of the Issuer Parties, their respective subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

3.20            The Issuer will not directly or indirectly use the proceeds of the sale of the Acquired Shares, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity, (i) to fund a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) that is a Designated National (as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515) or (v) that is a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

4.            Subscriber Representations and Warranties. Subscriber represents and warrants as of the date hereof and covenants that on the Closing Date, that:

4.1            Subscriber has been duly formed or incorporated and is validly existing in good standing (to the extent the concept of good standing is applicable in such jurisdiction) under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

4.2            This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. Assuming the due authorization, execution and delivery of the same by the Issuer Parties, this Subscription Agreement constitutes the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

4.3            The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Shares and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

4.4            Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete in all material respects. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors, and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Shares meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

4.5            Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except: (i) to the Issuer or a subsidiary thereof; (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; (iii) pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), provided that all of the applicable conditions thereof have been met; or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act or applicable formal or informal Commission interpretation or guidance, such as a so-called “4(a)(1) and a half” sale, and that any book-entry records representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least one year from the filing of certain required information with the Commission after the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

4.6            Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer or any of its control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

4.7            Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

4.8            In making its decision to subscribe for and purchase the Acquired Shares, Subscriber represents that it has relied solely upon its own independent investigation and the Issuer’s representations and warranties in Section 3. Subscriber acknowledges and agrees that Subscriber has received and has had the opportunity to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Issuer, Target, and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have (i) had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares and (ii) conducted and completed its own independent due diligence with respect to the Transaction. Except for the representations, warranties and agreements of the Issuer expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Acquired Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer including, but not limited to, all business, legal, regulatory, accounting, credit and tax matters.

4.9            Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer Target or a representative of the Issuer and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or Target or a representative of the Issuer. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

4.10            Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Accordingly, Subscriber acknowledges that the offering of the Acquired Shares meets the institutional account exemptions from filing under FINRA Rule 2111(b).

4.11            Subscriber acknowledges and agrees that none of the Issuer Parties nor any of their respective affiliates (nor any officer, director, employee or representative of any of the Issuer Parties or their respective affiliates) has provided Subscriber with any advice with respect to the Acquired Shares, nor is such advice necessary or desired. Subscriber acknowledges that none of the Issuer Parties, the respective affiliates of any of the Issuer Parties, nor any of their respective officers, directors, employees, representatives or controlling persons have acted as Subscriber’s financial advisor or fiduciary in connection with the issuance and purchase of the Acquired Shares.

4.12            Subscriber acknowledges and agrees that none of the Issuer Parties, any affiliate of any of the Issuer Parties or any of their respective officers, directors, employees, representatives or controlling persons will have any liability to Subscriber or any Other Subscriber in connection with each Subscriber or Other Subscriber’s purchase of the Acquired Shares. Without limitation of the foregoing, Subscriber hereby further acknowledges and agrees that the Issuer Parties will have no responsibility with respect to any representations, warranties or agreements made by any other person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof.

4.13            Subscriber represents and acknowledges that Subscriber, alone or together with any professional advisor(s), has analyzed and considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

4.14            Subscriber understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.

4.15            Subscriber is not (i) a person or entity named on the OFAC Lists, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

4.16            Subscriber is not currently (and at all times through the Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

4.17            If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”) Subscriber represents and warrants that (i) neither the Issuer, nor any of its respective affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as a Plan’s fiduciary, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties is or shall at any time be a Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Shares, and none of the Transaction Parties is or shall at any time be a Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Acquired Shares; and (ii) its purchase of the Acquired Shares will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

4.18            At the Purchase Price Payment Date, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2.2.1.

4.19            Subscriber agrees that none of (i) the Other Subscribers pursuant to the Other Subscription Agreements entered into in connection with the offer and sale of Common Shares (including the controlling persons, members, officers, directors, partners, agents or employees of any such Other Subscribers) or (ii) any party to the Business Combination Agreement, including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Shares.

5.            Registration Rights.

5.1            The Issuer agrees that, as soon as practicable (but in any case within 30 calendar days after the consummation of the Transactions (the “Filing Date”)), the Issuer shall file with the Commission (at the Issuer’s sole cost and expense) a registration statement on Form S-1 (the “Registration Statement”), registering the resale of the Acquired Shares, which Registration Statement may include shares of the Issuer’s common stock issuable upon exercise of outstanding warrants or those held by NAAC Sponsor LP, a Delaware limited partnership, and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effective Date shall be extended by the same amount of days that the Commission remains closed for operations, provided, however, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber, and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations; provided, that, Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares (other than any such restrictions that may exist hereunder). Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares or other shares included in the Registration Statement by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Common Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional shares under Rule 415 of the Securities Act, the Issuer shall amend the Registration Statement or file a new Registration Statement to register such shares not included in the initial Registration Statement and cause such amendment or Registration Statement to become effective as promptly as practicable. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two business days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least two business days in advance of filing the Registration Statement; provided, that, for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Acquired Shares. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve the Issuer of its obligations to file the Registration Statement or effect the registration of the Acquired Shares set forth in this Section 5. For purposes of this Section 5, “Acquired Shares” shall include any equity security of the Issuer issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

5.2            In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

5.2.1            except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following to occur: (i) Subscriber ceases to hold any Acquired Shares, (ii) the first date all Acquired Shares held by Subscriber may be sold under Rule 144, without limitation as to any public information, volume and manner of sale restrictions and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), and (iii) the date that is two years from the Effective Date of the Registration Statement.

5.2.2            advise Subscriber within three business days:

(a)            when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(b)            of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(c)            of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(d)            of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(e)            in accordance with Section 5.3 of this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in Section 5.2.2(a) through Section 5.2.2(e) above constitutes material, nonpublic information regarding the Issuer;

5.2.3            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

5.2.4            upon the occurrence of any event contemplated in Section 5.2.2(e), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

5.2.5            use its commercially reasonable efforts to cause all Acquired Shares to be listed on each securities exchange or market, if any, on which the NAAC Class A Shares issued by the Issuer have been listed;

5.2.6            use its commercially reasonable efforts to timely file all reports and other materials, and provide all customary and reasonable cooperation, necessary to enable Subscriber to sell the Acquired Shares under Rule 144;

5.2.7            in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by Subscriber, consistent with the terms of this Subscription Agreement, in connection with the registration of the resale of the Acquired Shares; and

5.2.8            subject to receipt from Subscriber by the Issuer and its transfer agent of customary representations and other documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith, including, if required by the transfer agent, an opinion of the Issuer’s counsel, in a form reasonably acceptable to the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, upon Subscriber’s request, the Issuer shall promptly (and no later than five business days following such request and receipt of such customary representations and other documentation) cause the removal of any legend from the book entry position evidencing its Acquired Shares following the earliest of such time as such Acquired Shares (i) are subject to or have been or are about to be sold or transferred pursuant to an effective registration statement or (ii) have been or are about to be sold pursuant to Rule 144. The Issuer shall be responsible for the fees of its transfer agent, its legal counsel and all Depository Trust Company fees associated with such issuance.

5.3            Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness or use thereof (a “Suspension Event”), if Issuer reasonably determines, upon the advice of outside legal counsel, that the Registration Statement fails to comply with the applicable disclosure requirements because either (i) it contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the board of the Issuer reasonably believes would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be required); provided, however, that the Issuer may not delay or postpone filing or effectiveness, or suspend the effectiveness or use of any Registration Statement, on (x) more than two occasions or (y) for more than 60 consecutive calendar days or more than 90 total calendar days in any 12-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain any material non-public information regarding the Issuer), Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. Notwithstanding anything to the contrary, the Issuer shall use its commercially reasonable efforts to cause its transfer agent to deliver unlegended shares to a transferee of Subscriber in connection with any sale of Acquired Shares with respect to which Subscriber has entered into a contract for sale, prior to Subscriber’s receipt of the notice of a Suspension Event and which has not yet settled. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up. The Issuer shall use its commercially reasonable efforts to limit any Suspension Event and shall notify Subscriber when sales can recommence under the Registration Statement within two business days.

5.4            Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.4) and the related Suspension Event remains in effect, the Issuer will so notify Subscriber, within one business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event or other event immediately upon its availability.

5.5            The Issuer shall, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, agents, trustees, affiliates, advisers and employees and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder in connection with the performance of its obligations under this Section 5, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation that occurs (A) in reliance upon and in conformity with written information furnished by Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (C) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5.3 hereof. The Issuer shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Issuer receives notice in writing.

5.6            Subscriber shall, severally and not jointly with any person that is a party to the Other Subscription Agreements, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading but, with respect to both clause (i) or (ii), only to the extent, that such untrue or alleged untrue statements or omissions or alleged omissions, are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or a material fact that Subscriber has omitted from such information; provided, however, that the indemnification contained in this Section 5.6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.6 of which Subscriber is aware.

5.7            Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in such indemnified party’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.8            The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person or entity of such indemnified party and shall survive the transfer of the Acquired Shares purchased pursuant to this Subscription Agreement.

5.9            If the indemnification provided under Section 5.5 and Section 5.6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, the liability of Subscriber shall be limited to the net proceeds received by Subscriber from the sale of the Acquired Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by or on behalf of (or not supplied by or on behalf of, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.9 from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

6.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect (except for those provisions expressly contemplated to survive termination of this Subscription Agreement in accordance with Section 8.4), and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof (except for those provisions expressly contemplated to survive termination of this Subscription Agreement in accordance with Section 8.4), upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (iii) if any of the conditions of Closing set forth in Section 2 are not satisfied on or prior to the earlier of the Closing Date and the Outside Date (as defined in the Business Combination Agreement as the same exists on the date hereof as provided to the Investor) and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing, and (iv) June 30, 2022; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination or common law intentional fraud in the making of any representation or warranty hereunder, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach or fraud. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

7.            Trust Account Waiver. Subscriber acknowledges that the Issuer is a blank check company with the powers and privileges to effect a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Issuer and one or more businesses or assets. Subscriber further acknowledges that, as described in the Issuer’s prospectus relating to its initial public offering dated January 21, 2021 (the “Prospectus”), available at www.sec.gov, substantially all of the Issuer’s assets consist of the cash proceeds of the Issuer’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Issuer, its public shareholders and the underwriters of the Issuer’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Issuer to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its affiliates, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future arising out of this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby, or the Acquired Shares, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided, however, that nothing in this Section 7 shall (i) serve to limit or prohibit Subscriber’s right to pursue a claim against the Issuer for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (ii) serve to limit or prohibit any claims that Subscriber may have in the future against the Issuer’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) or (iii) be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of NAAC Class A Shares acquired by any means other than pursuant to this Subscription Agreement, including, but not limited to, any redemption right with respect to any such securities of the Issuer.

8.            Miscellaneous.

8.1            Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement; provided, however, that this Section 8.1 shall not give any such party any rights other than those expressly set forth herein. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Subscriber acknowledges and agrees that each purchase by Subscriber of Acquired Shares from the Company will constitute a reaffirmation to the Company of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase.

8.2            Each of the Issuer and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

8.3            Notwithstanding anything to the contrary in this Subscription Agreement, prior to the Closing, Subscriber may not transfer or assign all or a portion of its rights under this Subscription Agreement, other than to one or more of its affiliates (including other investment funds or accounts managed or advised by Subscriber or the investment manager or advisor who acts on behalf of Subscriber or an affiliate thereof or by an affiliate of such investment manager or advisor) without the prior consent of the Issuer; provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 4 and completes Schedule A hereto. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Schedule B hereto.

8.4            All the agreements, representations, warranties, and covenants made by each party hereto in this Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party in this Subscription Agreement shall survive the Closing until the applicable statute of limitations or in accordance with their respective terms.

8.5            The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares and to register the resale of the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that the Issuer agrees to keep any such information provided by Subscriber confidential.

8.6            This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

8.7            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.8            If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

8.9            This Subscription Agreement may be executed in two or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.10            Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

8.11            Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email or (iv) five business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to Subscriber, to such address or addresses set forth on the signature page hereto;

if to the Issuer prior to the completion of the Domestication Merger, to:

North Atlantic Acquisition Corporation

c/o Reed Smith LLP

2850 N. Harwood St., Suite 1500

Dallas, TX 75201

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

with required copies (which copies shall not constitute notice) to:

c/o Reed Smith LLP

2850 N. Harwood St., Suite 1500

Dallas, TX 75201

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

if to the Issuer after the completion of the Domestication Merger, to:

North Atlantic Acquisition Corporation

c/o Reed Smith LLP

2850 N. Harwood St., Suite 1500

Dallas, TX 75201

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

with required copies (which copies shall not constitute notice) to:

c/o Reed Smith LLP

2850 N. Harwood St., Suite 1500

Dallas, TX 75201

Attention: Lynwood Reinhardt

Email: lreinhardt@reedsmith.com

8.12            This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

8.12.1            THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK, SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.11 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

8.12.2            EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.12.

8.13            The Issuer shall, by 9:00 a.m., New York City time, on the second business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transactions and any other material, nonpublic information that the Issuer Parties have provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer or any of its officers, directors or employees. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates, without the prior written consent of Subscriber, (i) in any press release (ii) or in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities law in connection with the Registration Statement, or (B) to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq or by any other governmental authority, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under the foregoing clause (ii).

8.14            This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought; provided that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by an instrument in writing, signed by the party against whom enforcement of such waiver is sought.

8.15            No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

8.16            The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Acquired Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer or any of its subsidiaries that may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Acquired Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

8.17            If Subscriber is a Massachusetts Business Trust, a copy of the Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

[Signature pages follow.]

IN WITNESS WHEREOF, each of NAAC, the Issuer, and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

NORTH ATLANTIC ACQUISITION CORP.

By:
Name: Gary Quin
Title: Chief Executive Officer

NAAC HOLDCO, INC.

By:
Name: Gary Quin
Title: President

Signature Page to

Subscription Agreement

SUBSCRIBER:
Name of Subscriber:
Signature of Subscriber:

By:
Name:
Title:

Name in which securities are to be registered
(if different):

Email Address:

Subscriber’s EIN: _______________

Address:
Attn:
_______________________________

Telephone No.:
__________________________

Facsimile No.:
__________________________

Aggregate Number of Acquired Shares subscribed for: _________

Aggregate Purchase Price: $_________

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Signature Page to

Subscription Agreement

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).
☐	Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:

☐	Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, limited liability company or partnership not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.
☐	Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐	Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.
☐	Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
☐	Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.
☐	Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Subscriber is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.
☐	Subscriber is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.
☐	Subscriber is an investment company registered under the Investment Company Act of 1940.
☐	Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.
☐	Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐	Subscriber is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.
☐	Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

Schedule A-1

☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.
	☐	A bank;
	☐	A savings and loan association;
	☐	An insurance company; or
	☐	A registered investment adviser.
☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.
☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.
☐	Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	Subscriber is an entity, including Indian tribes, governmental bodies, funds, and entities organized under the laws of foreign countries, that own “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000 and that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering.
☐	Subscriber is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐	Subscriber is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in paragraph (a)(12) of Rule 501(a) and whose prospective investment in the Issuer is directed by such family office pursuant to paragraph (a)(12)(iii) of Rule 501(a).

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:
☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

Schedule A-2

SCHEDULE B

FORM OF ASSIGNMENT

This Subscription Assignment and Joinder Agreement (this “Assignment Agreement”), dated          , 2021, is made and entered into by and between (“Subscriber”) and (“Assignee”) and acknowledged by North Atlantic Acquisition Corporation, a Cayman Islands exempted company (“NAAC”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement (as defined below).

WHEREAS, NAAC and Subscriber entered into that certain Subscription Agreement (the “Subscription Agreement”), dated          , 2021, pursuant to which Subscriber agreed to subscribe for and purchase the Issuer’s Common Shares (the “Acquired Shares”) and NAAC has agreed that the Issuer shall issue and sell to Subscriber such Acquired Shares;

WHEREAS, Subscriber and Assignee are affiliated investment funds; and

WHEREAS, for administrative reasons, Subscriber desires to assign its rights to subscribe for and purchase of the Acquired Shares along with the rights and obligations set forth in the Subscription Agreement of such Acquired Shares (the “Assigned Shares”) to Assignee.

NOW, THEREFORE, pursuant to Section 8.3 of the Subscription Agreement, and as further described in the table below, Subscriber hereby assigns its rights to subscribe for and purchase the Assigned Shares to Assignee and Assignee hereby (i) accepts the rights to subscribe for and purchase the Assigned Shares and agrees to be bound by and subject to the terms and conditions of the Subscription Agreement, (ii) expressly makes the representations and warranties in Section 4 of the Subscription Agreement with respect to the Assigned Shares and (iii) completed Schedule A to the Subscription Agreement and attached it hereto. Notwithstanding the foregoing, this Assignment Agreement shall not relieve Subscriber of any of its obligations under the Subscription Agreement.

The following assignment by Subscriber to Assignee of its rights to subscribe for and purchase all or a portion of the Acquired Shares have been made:

Date of Assignment	Subscriber	Assignee	Number of Acquired Shares Assigned	Subscriber Revised Subscription Amount	Assignee Subscription Amount

[Signature Page Follows]

Schedule B-1

IN WITNESS WHEREOF, this Subscription Assignment and Joinder Agreement has been executed by Subscriber and Assignee acknowledged by NAAC by its duly authorized representative as of the date set forth above.

SUBSCRIBER

By:
Name:
Title:

ASSIGNEE

By:
Name:
Title:
Assignee’s EIN: _______________

Address:
Attn:
_______________________________

Acknowledgement by NAAC:
NORTH ATLANTIC ACQUISITION CORPORATION

By:
Name:
Title:

[Signature Page to Assignment]

Schedule B-2